Supplement Dated June 28, 2024
to the Thrivent Series Fund, Inc. Prospectus and Statement of Additional Information, each dated April 30, 2024, and to the Summary Prospectuses dated April 30, 2024 for the following Portfolios:
Thrivent Low Volatility Equity Portfolio
Thrivent Multidimensional Income Portfolio
Shareholders of Thrivent Low Volatility Equity Portfolio and Thrivent Multidimensional Income Portfolio (the “Target Portfolios”) recently approved the mergers of the Target Portfolios into Thrivent Global Stock Portfolio and Thrivent Opportunity Income Plus Portfolio (the “Acquiring Portfolios”), respectively. The mergers will occur on or about July 26, 2024. In connection with the mergers, each investment in the Target Portfolios will automatically be transferred into the applicable Acquiring Portfolio and the Target Portfolios will dissolve. Following the closing of the mergers, all references to the Target Portfolios will be deleted from the Prospectus and Statement of Additional Information.
Please include this Supplement with your Summary Prospectus, Prospectus, and Statement of Additional Information.
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